(LOGO)
                                    Bramwell
                                     FUNDS

                                 Annual Report
                                 June 30, 2000

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND

                                    (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

                "There is no substitute for fundamental research
                   in making informed investment decisions."

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                                WWW.BRAMWELL.COM

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS
Dear Fellow Shareholders:

INVESTMENT RESULTS - FISCAL YEAR ENDED JUNE 30, 2000

The BRAMWELL GROWTH FUND appreciated 22.53% for the fiscal year ended June 30, 2000 to $30.48 net asset value per share compared to the 7.25% gain for the S&P 500/R Stock Index. Since inception, August 1, 1994, and also in the most recent three- and five-year periods, the Growth Fund has appreciated more than the S&P 500/R Stock Index (see page 4 for details). The new BRAMWELL FOCUS FUND appreciated 22.60% to $12.26 net asset value per share in its first eight months from October 31, 1999, also surpassing the 7.58% gain for the S&P 500/R Stock Index in the same time period (page 8). In the June quarter, the two Funds declined (0.16)% and (3.08)%, respectively, compared to (2.66)% for the S&P 500/R Stock Index.

We are pleased to announce the election of Charles L. Booth, Jr., former Executive Vice President and Chief Investment Officer at the Bank of New York from 1974 until his retirement in 1993, to the Board of Directors of the Bramwell Funds. Isabel H. Benham, one of the first professional women on Wall Street and an expert on the railroad industry, has regrettably chosen to retire from the Board after a long and distinguished investment career. We thank her for contributing her historical perspective as a Director to the Bramwell Funds.

COMMENTARY

The June 2000 fiscal year was one of strong economic growth. New technology advances, especially in communications and computing, drove job creation and capital spending. Preparing for Y2K drove companies to upgrade their operating systems, and although Y2K came and went without disruption, companies benefited from accelerated improvements going forward into the twenty-first century. The Internet expanded horizons for new ways of doing business and .com companies succeeded in raising huge amounts of cheap capital to start up new Business-to-Consumer (B2C) and Business-to-Business (B2B) companies. The strong equity markets for technology companies and related IPOs created a powerful positive wealth effect and helped drive retail sales and the overall economy higher, particularly in the December and March quarters despite higher interest rates. Not only did higher earned income drive the economy, but also capital spending to meet the demands of potentially huge new markets and entrepreneurial savings and venture capital initiating promising start-ups.

In the June quarter, the economy began to show signs of slowing in response to several interest rate hikes over the preceding year. The equity markets paused and equity valuations contracted. Specifically, housing starts and retail spending slowed and job creation decelerated. Capital spending for new technologies, especially communications, remained strong. However, the collapse in valuations of the .com companies is likely to redirect some investment spending going forward.

Inflation experienced crosscurrents with energy prices up and lumber prices down, but the outlook for inflation was generally diminished with signs of a slowing economy and continuing expectations for technology-driven productivity gains. Given slower economic growth, the like-

                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS

lihood of interest rates peaking in the third quarter has increased. All in all, we expect that the economy is in the process of experiencing a soft landing.

The relative merits of old and new economy companies continued to be debated. Our expectation is that there will be winners and losers in both. On the new technology front, the completed mapping of the human genome has expanded horizons for enormous advances in pharmaceutical development and treatment longer term.

Industries that contributed strong gains to our stock portfolios in the quarter included employee staffing, food, pharmaceuticals and information processing services.

Stocks that contributed strongly to the Growth Fund's performance were:
Cardinal Health, Walgreen, Sepracor, On Assignment, EMC, Bestfoods, Pfizer, Hewlett-Packard, Kohl's and Automated Data Processing. Major contributors to the Focus Fund's performance were: Bestfoods, Yankee Candle, Adobe Systems, Hewlett-Packard and Genentech.

OUTLOOK

We anticipate that the overall economy is in the process of slowing to a sustainable, relatively non-inflationary growth rate of 3-4% in GDP from 5% in the first half, and that interest rates are likely to have peaked given increasing signs of slower growth and decelerating inflation. The contraction of price/earnings ratios paid for equities as the result of higher interest rates should be largely behind. Under this scenario, the outlook for growth stocks and particularly for those at the forefront of technology change, should be particularly favorable. Market corrections such as the one in July, should enable us to make selective investments for the long term at more attractive valuations.

Rapid and disruptive change creates investment openings for new entrants to existing markets and for developing new businesses. The Internet is a disruptive technology, and now mapping of the human genome is here, too.

Areas of opportunity that we like going forward include:

Outsourcing. Use of contract electronic manufacturing, for example, allows companies to focus on their core businesses, introduce new products to market faster and improve returns on capital. We believe that contract manufacturing is a secular shift that has a long way to go not only in the computing and communications industries, but other industries as well.

Printers. Distribution is moving from print and then distribute to electronic delivery via the Internet and then print. Dislocation creates opportunities. More desktop printers are likely as a convenient alternative to walking to a central printer. Also, in the future, printers may operate not only off computers but also off handheld devices, television sets and a whole range of appliances. More multimedia should benefit companies able to produce complex graphics.

Wireless portable communications. The demand for handheld phones has undergone a hockey-stick expansion. The convergence of voice, data and video transmission as

Annual Report

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS

technology advances should sustain robust growth longer term as handheld devices become more sophisticated.

Semiconductor equipment manufacturing. The use of semiconductors continues to expand and proliferate and new generations of equipment are being launched.

Old Economy companies that use the Internet well.

New Economy companies with sustainable business models and that provide efficiencies and new business opportunities such as in supply chain management.

Companies in front of capital spending expansion. Industries that should benefit from increased capital spending include oil service and communications equipment.

In terms of valuation, we try to buy companies at favorable valuations of their estimated future growth rates. Currently, our portfolio is selling at about the same price/earnings ratio as its projected earnings growth rate of 30% for 2001 or one times growth. This compares favorably with a 23 P/E ratio paid for the S&P 500/R Stock Index with an estimated 10% secular growth or 2.3 times growth for the same time period.

The Internet and the Information Age as well as advances in genomics are likely to have as far-reaching an impact as the industrial revolution did a century ago. We are fortunate to live in a dynamic and creative entrepreneurial age with multiple investment opportunities.

FUND INVESTMENT

For both Funds, the minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, as demonstrated in the March quarter, and investors are encouraged to invest over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Net asset values for both Funds are available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The daily net asset value for the Bramwell Growth Fund (Nasdaq symbol: BRGRX) may also be attained from our Web site, www.bramwell.com.

Sincerely,

/s/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

July 31, 2000

The outlook and opinions expressed above represent the views of the investment adviser as of July 31, 2000 and are subject to change as market and economic events unfold.


                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS
                              BRAMWELL GROWTH FUND
                                 JUNE 30, 2000

The Bramwell Growth Fund is a no-load, diversified fund that invests primarily in a broad range of common stocks of companies that the adviser believes have above average growth potential.

     TOP TEN INDUSTRY SECTORS
     ------------------------
Information Processing        17.5%
Retailing                      13.8
Electronics                     9.8
Healthcare                      8.1
Communications                  7.6
Industrial Products             7.1
Financial Services              6.1
Energy                          3.4
Employee Staffing               3.3
Entertainment/Leisure Time      3.3

      TOP TEN EQUITY HOLDINGS
      -----------------------
Computer Sciences              4.2%
General Electric                3.5
Kohl's                          3.3
Walgreen                        3.1
Home Depot                      2.7
Tiffany                         2.6
Applied Material                2.4
Nortel Networks                 2.3
EMC                             2.2
Cisco Systems                   2.2

                                Calendar
COMPARATIVE INVESTMENT   June   Year to    One     Three    Five      Since
RETURNS (6/30/00)          Q      Date     Year    Years    Years Inception<F1>
--------------------------------------------------------------------------------
BRAMWELL GROWTH FUND    (0.16)%    5.39%  22.53%   26.83%   24.30%   24.50%
S&P 500/R Stock Index    (2.66)   (0.42)    7.25    19.67    23.80    23.90

                    BRAMWELL GROWTH FUND         S&P 500/R Stock Index
                    --------------------         ---------------------
8/1/94                    10,000                        10,000
6/95                      12,311                        12,206
6/96                      14,653                        15,380
6/97                      17,906                        20,717
6/98                      24,971                        26,965
6/99                      29,811                        33,101
6/00                     $36,528                       $35,501

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for the Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75% which for the years ended June 30, 1997 favorably affected performance. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

<F1> From August 1, 1994. Returns for periods greater than one year are compound average annual rates of return. The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large-market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
                                                                   Annual Report

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS

                              BRAMWELL GROWTH FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

                                                                     MARKET
                                                SHARES                VALUE
                                                ------               ------
COMMON STOCKS - 91.29%

APPAREL - 0.21%
Cutter & Buck, Inc.<F1>                          75,000          $    595,313
                                                                 ------------

CHEMICALS/METALS - 2.20%
Alcoa, Inc.                                      70,000             2,030,000
Minerals Technologies, Inc.                      40,000             1,840,000
OM Group, Inc.                                   50,000             2,200,000
                                                                 ------------
                                                                    6,070,000
                                                                 ------------

COMMUNICATIONS - 7.64%
America Online, Inc.<F1>                         15,000               791,250
Cisco Systems, Inc.<F1>                          94,000             5,974,875
Cox Communications, Inc.,
  Class A<F1>                                    25,000             1,139,063
GTE Corp.                                        35,000             2,178,750
Lucent Technologies, Inc.                        45,000             2,666,250
Nortel Networks Corp.                            95,000             6,483,750
Sprint Corp. (PCS Group)                         20,000             1,190,000
Telocity, Inc.<F1>                               30,000               136,875
UTStarcom, Inc.<F1>                              17,000               516,375
                                                                 ------------
                                                                   21,077,188
                                                                 ------------

ELECTRONICS - 9.78%
Analog Devices, Inc.<F1>                         50,000             3,800,000
Flextronics International Ltd.<F1>               70,000             4,808,125
Intel Corp.                                      40,000             5,347,500
Jabil Circuit, Inc.<F1>                          80,000             3,970,000
KLA - Tencor Corp.<F1>                           10,000               585,625
Linear Technology Corp.                          20,000             1,278,750
LSI Logic Corp.<F1>                              20,000             1,082,500
Solectron Corp.<F1>                              95,000             3,978,125
Texas Instruments, Inc.                          31,000             2,129,313
                                                                 ------------
                                                                   26,979,938
                                                                 ------------

                                                                     MARKET
                                                SHARES                VALUE
                                                ------               ------
EMPLOYEE STAFFING - 3.30%
Heidrick & Struggles
  International, Inc.<F1>                        10,000           $   631,250
On Assignment, Inc.<F1>                         185,000             5,642,500
Robert Half International, Inc.<F1>             100,000             2,850,000
                                                                 ------------
                                                                    9,123,750
                                                                 ------------

ENERGY - 3.40%
Diamond Offshore Drilling, Inc.                  50,000             1,756,250
Enron Corp.                                      40,000             2,580,000
Nabors Industries, Inc.<F1>                      50,000             2,078,125
Transocean Sedco Forex, Inc.                     55,659             2,974,278
                                                                 ------------
                                                                    9,388,653
                                                                 ------------

ENTERTAINMENT & LEISURE TIME - 3.26%
AMFM, Inc.<F1>                                   10,000               690,000
AT&T Corp. -  Liberty Media
  Group, Class A <F1>                            60,000             1,455,000
Cinar Corp., Class B<F1>, <F2>                   64,000               224,000
Grupo Televisa S.A.                              30,000             2,068,125
Imax Corp.<F1>                                   70,000             1,592,500
Viacom, Inc., Class B<F1>                        43,400             2,959,338
                                                                 ------------
                                                                    8,988,963
                                                                 ------------

FINANCIAL SERVICES - 6.08%
BlackRock, Inc.<F1>                              30,000               870,000
Charles Schwab Corp.                            105,000             3,530,625
Citigroup, Inc.                                  60,000             3,615,000
Jones Lang LaSalle, Inc.<F1>                     39,600               529,650
LendingTree, Inc.<F1>                            10,000                75,000
Mellon Financial Corp.                           35,000             1,275,313
Northern Trust Co.                               65,000             4,229,062
State Street Corp.                               25,000             2,651,563
                                                                 ------------
                                                                   16,776,213
                                                                 ------------

FOOD & BEVERAGE - 1.13%
Bestfoods                                        45,000             3,116,250
                                                                 ------------


                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (continued)

                                                                     MARKET
                                                SHARES                VALUE
                                                ------               ------
HEALTHCARE: PRODUCTS - 6.23%
Amgen, Inc.<F1>                                  25,000          $  1,756,250
Genentech, Inc.<F1>                              23,000             3,956,000
Human Genome Sciences, Inc.<F1>                   5,000               666,875
Johnson & Johnson                                15,000             1,528,125
Medtronic, Inc.                                  34,000             1,693,625
Pfizer, Inc.                                     70,000             3,360,000
Sepracor, Inc.<F1>                               35,000             4,221,875
                                                                 ------------
                                                                   17,182,750
                                                                 ------------

HEALTHCARE: SERVICES - 1.89%
Cardinal Health, Inc.                            70,500             5,217,000
                                                                 ------------

HOME & OFFICE
   FURNITURE - 0.24%
Leggett & Platt, Inc.                            40,000               660,000
                                                                 ------------

HOUSEHOLD & PERSONAL
   CARE PRODUCTS - 1.08%
Colgate-Palmolive Co.                            50,000             2,993,750
INDUSTRIAL PRODUCTS - 7.11%
Emerson Electric Co.                             40,800             2,463,300
General Electric Co.                            180,000             9,540,000
Illinois Tool Works, Inc.                        35,000             1,995,000
Molex Inc., Class A                             160,481             5,616,835
                                                                 ------------
                                                                   19,615,135
                                                                 ------------

INFORMATION PROCESSING:
   OFFICE EQUIPMENT - 5.94%
Dell Computer Corp.<F1>                          20,000               986,250
EMC Corp.<F1>                                    80,000             6,155,000
Hewlett-Packard Co.                              35,000             4,370,625
International Business
  Machines Corp.                                 20,000             2,191,250
Lexmark International
  Group, Inc.<F1>                                40,000             2,690,000
                                                                 ------------
                                                                   16,393,125
                                                                 ------------

                                                                     MARKET
                                                SHARES                VALUE
                                                ------               ------
INFORMATION PROCESSING:
   SERVICES - 8.83%
AGENCY.COM, Inc.<F1>                             15,000          $    267,188
Automatic Data Processing, Inc.                 105,000             5,624,062
Computer Sciences Corp.<F1>                     155,058            11,580,894
DST Systems, Inc.<F1>                            46,500             3,539,812
Paychex, Inc.                                    80,250             3,370,500
                                                                 ------------
                                                                   24,382,456
                                                                 ------------

INFORMATION PROCESSING:
   SOFTWARE - 2.77%
Adobe Systems, Inc.                              18,000             2,340,000
Ariba, Inc.<F1>                                   7,000               686,328
Microsoft Corp.<F1>                              55,000             4,400,000
Safeguard Scientifics, Inc.<F1>                   6,600               211,613
                                                                 ------------
                                                                    7,637,941
                                                                 ------------

RETAILING - 13.81%
Home Depot, Inc.                                150,000             7,490,625
Kohl's Corp.<F1>                                165,000             9,178,125
Tiffany & Co.                                   105,600             7,128,000
Wal-Mart Stores, Inc.                            95,000             5,474,375
Walgreen Co.                                    265,000             8,529,687
Yankee Candle Co., Inc.<F1>                      15,000               324,375
                                                                   38,125,187

SEMICONDUCTOR EQUIPMENT
   MANUFACTURING - 2.43%
Applied Materials, Inc.<F1>                      74,000             6,706,250
                                                                 ------------

TESTING AND
   MEASUREMENT - 2.67%
Agilent Technologies, Inc.<F1>                   20,256             1,493,880
Teradyne, Inc.<F1>                               80,000             5,880,000
                                                                 ------------
                                                                    7,373,880
                                                                 ------------

                                                                   Annual Report

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS

              PORTFOLIO OF INVESTMENTS - JUNE 30, 2000 (continued)

                                                                     MARKET
                                                SHARES                VALUE
                                                ------               ------
TRANSPORTATION - 1.29%
Kansas City Southern
   Industries, Inc.                              40,000          $  3,547,500
                                                                 ------------

TOTAL COMMON STOCKS
(Cost $117,814,417)                                               251,951,242
                                                                 ------------


                                             PRINCIPAL
                                               AMOUNT
                                               ------
VARIABLE RATE
   DEMAND NOTES - 9.04%
American Family
   Financial Services                      $    544,000               544,000
Firstar Corp.                                10,962,000            10,962,000
General Mills, Inc.                           2,451,000             2,451,000
Sara Lee Corp.                                9,847,000             9,847,000
Wisconsin Electric Power Co.                  1,145,000             1,145,000
                                                                 ------------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $24,949,000)                                                 24,949,000
                                                                 ------------

TOTAL INVESTMENTS - 100.33%
(Cost $142,763,417)                                               276,900,242

LIABILITIES LESS OTHER ASSETS - (0.33)%                             (924,292)
                                                                 ------------

NET ASSETS - 100.00%
(9,053,114 shares outstanding)                                   $275,975,950
                                                                 ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                             $30.48
                                                                 ============

                                               NUMBER OF             MARKET
                                               CONTRACTS              VALUE
                                               ---------             ------
CALL OPTIONS WRITTEN
Dell Computer Corp.,
    expires 8/18/00,
    exercise price $47.50                           200               $90,000
                                                                 ------------

TOTAL CALL OPTIONS WRITTEN
(PROCEEDS $94,397)                                                    $90,000
                                                                 ============

<F1> Non-income producing security
<F2> Security valued by the Board of Directors.
See notes to financial statements.


                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS

                              BRAMWELL FOCUS FUND
                                 JUNE 30, 2000

The Bramwell Focus Fund is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund.

    TOP THREE INDUSTRY SECTORS
    --------------------------
Information Processing        21.3%
Electronics                    16.9
Industrial Products             9.6

         TOP FIVE HOLDINGS
         -----------------
Computer Sciences              6.9%
Molex                           5.8
Transocean Sedco Forex          5.8
Bestfoods                       5.4
Selectron                       4.9

COMPARATIVE INVESTMENT                June         Calendar        Since
RETURNS (6/30/00)                      Q         Year to Date  Inception<F1>
-----------------------------------------------------------------------------
BRAMWELL FOCUS FUND                 (3.08)%         2.68%          22.60%
S&P 500/R Stock Index                (2.66)         (0.42)          7.58

                    BRAMWELL FOCUS FUND          S&P 500/R Stock Index
                    --------------------         ---------------------
10/31/99                  10,000                        10,000
12/31/99                  11,940                        10,804
3/31/99                   12,650                        11,052
6/30/00                  $12,260                       $10,758


This chart assumes an initial investment of $10,000 made on 10/31/99 (inception). Returns shown for the Bramwell Focus Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75% which favorably affected performance to date. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

<F1> From October 31, 1999. The S&P 500/R Stock Index is an unmanaged index of
500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large-market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


                                                                   Annual Report

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS
                              BRAMWELL FOCUS FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

                                                                     MARKET
                                                SHARES                VALUE
                                                ------               ------
COMMON STOCKS - 87.11%
CHEMICALS/METALS - 2.14%
Minerals Technologies, Inc.                       3,000           $   138,000
                                                                 ------------

COMMUNICATIONS - 8.08%
Cox Communications, Inc.,
   Class A<F1>                                    4,000               182,250
GTE Corp.                                         3,100               192,975
Telocity, Inc.<F1>                               12,000                54,750
UTStarcom, Inc.<F1>                               3,000                91,125
                                                                 ------------
                                                                      521,100
                                                                 ------------

ELECTRONICS - 16.91%
Analog Devices, Inc.<F1>                          4,000               304,000
Jabil Circuit, Inc.<F1>                           4,000               198,500
Solectron Corp.<F1>                               7,500               314,063
Texas Instruments, Inc.                           4,000               274,750
                                                                 ------------
                                                                    1,091,313
                                                                 ------------

ENERGY - 5.80%
Transocean Sedco Forex, Inc.                      7,000               374,062
                                                                 ------------

FOOD & BEVERAGE - 5.37%
Bestfoods                                         5,000               346,250
                                                                 ------------

HEALTHCARE: PRODUCTS - 4.00%
Genentech, Inc.<F1>                               1,500               258,000
                                                                 ------------

INDUSTRIAL PRODUCTS - 9.57%
Emerson Electric Co.                              4,000               241,500
Molex, Inc., Class A                             10,750               376,250
                                                                 ------------
                                                                      617,750
                                                                 ------------

INFORMATION PROCESSING:
   OFFICE EQUIPMENT - 1.94%
Hewlett-Packard Co.                               1,000               124,875
                                                                 ------------

INFORMATION PROCESSING:
   SERVICES - 13.78%
Automatic Data Processing, Inc.                   3,600               192,825
Computer Sciences Corp.<F1>                       6,000               448,125
DST Systems, Inc.<F1>                             1,600               121,800
Paychex, Inc.                                     3,000               126,000
                                                                 ------------
                                                                      888,750
                                                                 ------------

INFORMATION PROCESSING:
   SOFTWARE - 5.55%
Adobe Systems, Inc.                               2,000               260,000
Ariba, Inc.<F1>                                   1,000                98,047
                                                                 ------------
                                                                      358,047
                                                                 ------------

                                                                     MARKET
                                                SHARES                VALUE
                                                ------               ------
RETAILING - 4.81%
Tiffany & Co.                                     3,000           $   202,500
Yankee Candle Co., Inc.<F1>                       5,000               108,125
                                                                 ------------
                                                                      310,625
                                                                 ------------
SEMICONDUCTOR EQUIPMENT
   MANUFACTURING - 4.21%
Applied Materials, Inc.                           3,000               271,875
TESTING & MEASUREMENT - 4.95%
Agilent Technologies, Inc.<F1>                    2,839               209,376
Teradyne, Inc.<F1>                                1,500               110,250
                                                                 ------------
                                                                      319,626
                                                                 ------------
TOTAL COMMON STOCKS
(Cost $5,233,970)                                                   5,620,273
                                                                 ------------

                                               PRINCIPAL
                                                AMOUNT
                                                ------
VARIABLE RATE
   DEMAND NOTES - 20.43%
American Family
   Financial Services                          $155,000               155,000
Firstar Corp.                                   292,000               292,000
General Mills, Inc.                             293,000               293,000
Sara Lee Corp.                                  290,000               290,000
Wisconsin Electric Power Co.                    288,000               288,000
                                                                 ------------
TOTAL VARIABLE RATE DEMAND NOTES
(Cost $1,318,000)                                                   1,318,000
                                                                 ------------

TOTAL INVESTMENTS - 107.54%
(Cost $6,551,970)                                                   6,938,273

LIABILITIES LESS OTHER ASSETS - (7.54)%                             (486,621)
                                                                 ------------

NET ASSETS - 100.00%
(526,360 shares outstanding)                                       $6,451,652
                                                                 ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                             $12.26
                                                                 ============

<F1>Non-income producing security
See notes to financial statements.


                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS

                              BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 June 30, 2000

                                                GROWTH FUND    FOCUS FUND
                                                ------------   ------------
ASSETS:
Investments at value (cost $142,763,417
  and $6,551,970, respectively)                 $276,900,242     $6,938,273
Receivable for securities sold                       482,511              -
Dividends and interest receivable                    184,989          8,018
Prepaid and other assets                              27,061          8,870
Cash                                                   1,521            178
                                                ------------   ------------
Total Assets                                     277,596,324      6,955,339
                                                ------------   ------------

LIABILITIES:
Payable for securities purchased                   1,071,926        459,141
Accrued investment advisory fees                     228,336         10,900
Accrued expenses                                     173,028         32,344
Accrued distribution fees                             57,084          1,302
Options written, at value
  (premiums received $94,397
  and $0, respectively)                               90,000              -
                                                ------------   ------------
Total Liabilities                                  1,620,374        503,687
                                                ------------   ------------
NET ASSETS                                      $275,975,950     $6,451,652
                                                ============   ============

NET ASSETS CONSIST OF:
Capital stock                                   $113,812,074     $6,008,542
Undistributed net realized gain on investments    28,022,654         56,807
Net unrealized appreciation on investments       134,141,222        386,303
                                                ------------   ------------
NET ASSETS                                      $275,975,950     $6,451,652
                                                ============   ============

CAPITAL STOCK, $.0001 par value
Authorized                                       200,000,000    200,000,000
Issued and outstanding                             9,053,114        526,360

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                          $30.48         $12.26
                                                      ======         ======

See notes to financial statements.


Annual Report

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS

                              BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                                                GROWTH FUND    FOCUS FUND
                                               FOR THE FISCAL    FOR THE
                                                 YEAR ENDED   PERIOD ENDED
                                                  JUNE 30,      JUNE 30,
                                                    2000        2000<F1>
                                                ------------   ------------
INVESTMENT INCOME:
Dividends                                       $  1,078,586     $   11,377
Interest                                             506,698         18,301
                                                ------------   ------------
Total Investment Income                            1,585,284         29,678
                                                ------------   ------------

EXPENSES:
Investment advisory fees                           2,607,004         28,130
Distribution fees                                    651,751          7,033
Fund administration and accounting fees              240,741         39,780
Shareholder servicing fees                           205,245         10,205
Reports to shareholders                               85,468          1,252
Professional fees                                     74,342         29,595
Custody fees                                          59,599          5,458
Directors' fees                                       33,029         21,369
State registration fees                               30,292          9,387
Other                                                 27,866          1,328
                                                ------------   ------------
Total expenses before waiver                       4,015,337        153,537
Waiver of expenses                                         -      (104,309)
                                                ------------   ------------
Net Expenses                                       4,015,337         49,228
                                                ------------   ------------
NET INVESTMENT INCOME (LOSS)                     (2,430,053)       (19,550)
                                                ------------   ------------

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                  31,459,974         76,357
Change in net unrealized appreciation
  on investments                                  22,754,061        386,303
                                                ------------   ------------
Net Gain on Investments                           54,214,035        462,660
                                                ------------   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $51,783,982       $443,110
                                                ============   ============

<F1> From October 31, 1999.
See notes to financial statements.


                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS

                              BRAMWELL GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                FISCAL YEAR    FISCAL YEAR
                                                   ENDED          ENDED
                                                  JUNE 30,       JUNE 30,
                                                    2000           1999
                                                ------------   ------------
OPERATIONS:
Net investment income (loss)                    $(2,430,053)   $(1,843,326)
Net realized gain on investments                  31,459,974     15,046,991
Change in net unrealized appreciation
  on investments                                  22,754,061     30,776,113
                                                ------------   ------------
Net increase in net assets resulting
  from operations                                 51,783,982     43,979,778
                                                ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                     367,434,920    181,667,395
Proceeds from reinvestment of dividends           10,883,457     11,307,190
Redemption of shares                           (411,202,729)  (162,001,424)
                                                ------------   ------------
Net increase (decrease) from
  share transactions                            (32,884,352)     30,973,161
                                                ------------   ------------

DIVIDENDS PAID FROM:
Net realized gains                              (11,649,539)   (12,148,722)
                                                ------------   ------------
TOTAL INCREASE IN NET ASSETS                       7,250,091     62,804,217

NET ASSETS:
Beginning of period                              268,725,859    205,921,642
                                                ------------   ------------
END OF PERIOD                                   $275,975,950   $268,725,859
                                                ============   ============

TRANSACTIONS IN SHARES:
Shares sold                                       13,146,171      7,731,863
Dividends reinvested                                 424,803        501,650
Shares redeemed                                 (14,826,789)    (6,858,456)
                                                ------------   ------------
Net increase (decrease)                          (1,255,815)      1,375,057
                                                ============    ===========

See notes to financial statements.


Annual Report

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS

                              BRAMWELL FOCUS FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                                                   PERIOD
                                                   ENDED
                                                  JUNE 30,
                                                  2000<F1>
                                                ------------
OPERATIONS:
Net investment income (loss)                       $(19,550)
Net realized gain on investments                      76,357
Change in net unrealized appreciation
  on investments                                     386,303
                                                ------------
Net increase in net assets resulting
  from operations                                    443,110
                                                ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                       6,696,701
Redemption of shares                               (688,159)
                                                ------------
Net increase from
  share transactions                               6,008,542
                                                ------------

TOTAL INCREASE IN NET ASSETS                       6,451,652

NET ASSETS:
Beginning of period                                        -
                                                ------------
END OF PERIOD                                     $6,451,652
                                                ============

TRANSACTIONS IN SHARES:
Shares sold                                          585,291
Shares redeemed                                     (58,931)
                                                ------------
Net increase                                         526,360
                                                ============

<F1> From October 31, 1999.
See notes to financial statements.

                                                                   Annual Report

                                     (LOGO)
                                    BRAMWELL
                                     FUNDS

                              BRAMWELL FUNDS, INC.

                              FINANCIAL HIGHLIGHTS


                                                                     GROWTH FUND                                   FOCUS FUND
                                       -----------------------------------------------------------------------     ----------
                                       FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR       PERIOD
                                          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
SELECTED PER SHARE DATA<F2>                2000           1999           1998           1997           1996         2000<F1>
                                        ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD    $    26.07     $    23.05     $    17.53     $    14.60     $    12.30      $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (0.27)         (0.18)         (0.13)         (0.15)         (0.08)         (0.04)
Net realized and unrealized
  gains on securities                         5.91           4.45           6.82           3.35           2.42           2.30
                                        ----------     ----------     ----------     ----------     ----------     ----------

TOTAL FROM INVESTMENT OPERATIONS              5.64           4.27           6.69           3.20           2.34           2.26

LESS DISTRIBUTIONS:
Distributions from capital gains            (1.23)         (1.25)         (1.17)         (0.27)         (0.04)              -
                                        ----------     ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD          $    30.48     $    26.07     $    23.05     $    17.53     $    14.60         $12.26
                                        ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN<F3>                             22.5%          19.4%          39.5%          22.2%          19.0%          22.6%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)          $275,976       $268,726       $205,922       $125,924       $141,455         $6,452
Ratio of expenses to
  average net assets<F4><F5>                 1.54%          1.58%          1.66%          1.75%          1.75%          1.75%
Ratio of net investment income
  (loss) to average net assets<F4><F5>     (0.93)%        (0.79)%        (0.75)%        (0.85)%        (0.66)%        (0.69)%

Portfolio turnover rate<F3>                    25%            38%            49%            82%           118%            66%

<F1> From October 31, 1999.
<F2> Information presented relates to a share of capital stock outstanding for the entire period.
<F3> Not annualized for periods less than a full year.
<F4> Net of reimbursements and waivers.  For the Growth Fund, absent reimbursements and waivers of expenses by the adviser, except for the years ended June 30, 2000, 1999, and 1998 where there were no reimbursements or waivers, the ratios of expenses and net investment income (loss) to average net assets for the years ended June 30, 1997 and 1996, would have been 1.77% and (0.87)%; and 1.79% and (0.70)%, respectively. For the Focus Fund, absent reimbursements and waivers of expenses by the adviser, the ratio of expenses and net investment income (loss) to average net assets for the period ended June 30, 2000, would have been 5.46% and (4.40)%, respectively.
<F5> Annualized for periods less than a full year.

See notes to financial statements.


                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS

                            THE BRAMWELL FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

1. ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio, was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation

A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Annual Report

                                                                        (LOGO)
                                                                       BRAMWELL
                                                                        FUNDS

b) Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

Transactions in covered call options written for the year ended June 30, 2000 for the Growth Fund were as follows:

                       Number of    Premium
                       Contracts     Amount
-------------------------------------------
Options outstanding
  at June 30, 1999           -           $-
Options written            200       94,397
                       -------      -------
Options outstanding
  at June 30, 2000         200      $94,397
                       =======      =======

c) Expenses

The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

d) Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

e) Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. For the year ended June 30, 2000, all amounts paid or deemed to have been paid by the Growth Fund are designated as long-term capital gains dividends. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Accordingly, at June 30, 2000, reclassifications were recorded to decrease accumulated net investment losses by $2,430,053 and $19,550, to increase capital stock by $1,025,046 and $0, and to decrease undistributed net realized gain on investments by $3,455,099 and $19,550 for the Growth Fund and Focus Fund, respectively.

                                                                   Annual Report

  (LOGO)
 BRAMWELL
  FUNDS

f) Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the year ended June 30, 2000 were as follows:

                             Growth Fund               Focus Fund
--------------------------------------------------------------------
Purchases                    $62,411,184               $7,601,245
Sales                        124,865,740                2,443,632

There were no purchases or sales of long-term U.S. government securities. At June 30, 2000, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $142,785,401 and $6,552,278 for the Growth Fund and Focus Fund, respectively, were as follows:

                             Growth Fund               Focus Fund
--------------------------------------------------------------------
Appreciation                $137,729,528                $ 753,064
Depreciation                 (3,704,687)                (367,069)
                            ------------             ------------

Net appreciation
on investments              $134,024,841                $ 385,995
                            ============             ============

Of the net appreciation on investments, 89% and 0% (unaudited) is attributable to securities held greater than 12 months at June 30, 2000, for the Growth Fund and Focus Fund, respectively.

4. INVESTMENT ADVISORY AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2001. After such date, the expense limitation may be terminated or revised at any time. For the period ended June 30, 2000, the Adviser reimbursed the Focus Fund $104,309. The expense ratio for the Growth Fund for the year ended June 30, 2000 was 1.54%.

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.


Annual Report

                                                                        (LOGO)
                                                                       Bramwell
                                                                        FUNDS

                            THE BRAMWELL FUNDS, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Bramwell Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bramwell Funds, Inc. (comprising, respectively, the Bramwell Growth Fund and the Bramwell Focus Fund) (herein referred to as the "Funds") at June 30, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 19, 2000

                                                                   Annual Report

  (LOGO)
 Bramwell
  FUNDS

                   745 Fifth Avenue, New York, New York 10151
                         1-800-BRAMCAP (1-800-272-6227)
                                WWW.BRAMWELL.COM

        BOARD OF DIRECTORS

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
  and Financial Officer
The Bramwell Funds, Inc.

J. SINCLAIR ARMSTRONG
Director, Secretary and Treasurer
The Reed Foundation, Inc.
Retired Executive VP
US Trust Co. of New York
Former Chairman
Securities & Exchange Commission

CHARLES L. BOOTH, JR.
Former Executive Vice
  President and Chief Investment
  Officer
The Bank of New York, Inc.

GEORGE F. KEANE
President Emeritus
Commonfund

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb,
  Feiler & Katz
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board

             OFFICERS

    ELIZABETH R. BRAMWELL, CFA
    President, Chief Investment
       and Financial Officer

         MARY F. MCCOLLUM
      Secretary and Treasurer

       MARGARET A. BANCROFT
        Assistant Secretary

        INVESTMENT ADVISER
 Bramwell Capital Management, Inc.

           ADMINISTRATOR
  Sunstone Financial Group, Inc.

              COUNSEL
              Dechert

       INDEPENDENT CERTIFIED
        PUBLIC ACCOUNTANTS
    PricewaterhouseCoopers LLP

             CUSTODIAN
      Firstar Bank Milwaukee

          TRANSFER AGENT
           AND DIVIDEND
         DISBURSING AGENT
 Firstar Mutual Fund Services, LLC

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-408-0800